UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2013

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	45-4082531
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cray Business Plaza
100 Commercial Street
Box 130
Atchison, Kansas 66002
 (Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 23, 2013 the Board of Directors of MGP Ingredients, Inc. (the “Company”) approved amendments to the Company’s Code of Conduct, which such Code of Conduct is attached to this Current Report on Form 8-K as Exhibit 14 and incorporated into this Item 5.05 by reference. The amendments (a) reserve the Company’s right to implement random drug testing of employees and (b) prohibit executive management from having employment other than with the Company, subject to certain limited exceptions.

Item 8.01. Other Events.

Attached as Exhibit 99.1, and incorporated into this Item 8.01 by reference, is the Company’s Press Release dated May 28, 2013.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

14*	Code of Conduct, adopted on May 23, 2013.

99.1*	Press Release dated May 28, 2013, furnished solely for the purpose of incorporation by reference into Item 8.01 and 9.01.

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: May 28, 2013	By:	/s/Timothy W. Newkirk
Timothy W. Newkirk, Chief Executive Officer